Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Reportable Segment and Line of Business - Summary of Purchase Price Allocation (Detail) - Assets and liabilities classified as held for sale [member] - Dominican Republic [member]
$ in Millions
Dec. 31, 2024 USD ($)
Disclosure of Discontinued Operations [line items]
Current assets	$ 326
Property, machinery and equipment	733
Other non-current assets and goodwill	161
Total assets	1,220
Current liabilities	291
Non-current liabilities	113
Total liabilities	404
Net assets sold or held for sale	$ 816